IDS Life Insurance Company                                           Annuity
of New York                                                          Application
P.O. Box 5144
Albany, New York 12205

Section A         Clients
-------------------------------------------------------------------------------
1  Annuitant
   a  Name (first)_____________________________(mi)___(last)___________________
   b  Social Security no. ___-__-___           __ Male      __ Female
   c  Birthdate ___/___/___  Age__   (submit proof of age for immediate annuity)

2  Joint Annuitant (for Immediate Joint Annuity)
   a  Name (first)_____________________________(mi)___(last)___________________
   b  Social Security no. ___-__-___           __ Male      __ Female
   c  Birthdate ___/___/___  Age__          (submit proof of age)

3  Owner
   a  Will the annuitant own this annuity (must be "Yes" for IRA and TSA)
      __  Yes (complete the following if not on attached  Client Profile or Client Review Document)
          Home address (street,  city, state, zip)___________________________
          ___________________________________________________________________
          _____________________________________Phone no. (____)______________

      __  No (complete the following seven (o) items)

          o Owner's name(s) __ American Express Trust Co.  __ Other___________

          o Type of ownership (check one)
            __ Trustee      __ Sole Proprietorship         __ 457 Governmental
            __ Custodian    __ Partnership
            __ Individual   __ Corporation (State of incorporation)
            __ Other

          o Trust or Custodial  ownership  basis (complete one if applicable)
              __ Retirement  plan (name) ______________________________________
              __ Trust (name) Trust date  ___/___/___
              __ Purchased  under  Uniform  Gifts/Transfers  to  Minors  Act of
                 (state)

          o Owner's relationship to annuitant__________________________________
              (Complete the following if not on attached Client Profile or
               Client Review Document)

          o Owner's address (street, city, state, zip)_________________________
            ___________________________________________________________________
            _______________________________Phone no. (____)____________________

          o Owner's Social Security or Taxpayer Identification no.___-___-_____

          o If ownership is individual, give owner's birthdate __/__/__ Age___ b Mailing address if different from owner___________________________
              _________________________________________________________________
              ___________________________________Phone no. (____)______________




39986 E                                    1                              (7/96)

Section B Purchase  Basis  (complete  only one of the four (o)  sections on this page) See New Business Section of Reference Manual for required papers
-------------------------------------------------------------------------------
     __  Nonqualified
     __  individual purchase
     __  1035 exchange
     __  deferred compensation plan (nongovernmental) (private)
     __ Gift under Uniform Gifts/Transfers to Minor's Act (If donor is not custodian give donor's name, Soc. Sec. no., residence state and relationship to annuitant.)

     __  Other nonqualified:____________________________________________________
--------------------------------------------------------------------------------

      __  IRA (complete all that apply)                       _ SEP Adoption Agreement is with another company
     1 __ Regular (active) IRA                                Group no. of SEP __________________________
         a  Type  __  Personal    __ Spousal    __  SEP       Name of employer __________________________
                      (1)            (2)            (3)
                                                              Address ____________________________________
         b.Amount paid with this application for prior year   $___________________
         c Amount paid with this application for current year $___________________
     2 __ Rollover IRA (Rollover  qualifications  are specified in Your Guide to
          IRAs) a Source __ IRA/SEP  distribution  __ Deductible  voluntary  employee contribution
                           __ Trusteed or Custodial plan,  Tax-Sheltered Annuity or Custodial  Account
          b Amount paid with this  application for rollover
         $____________________
     3 __ Transfer  IRA (must  submit  "Request  for  Transfer"  from along with application)

------------------------------------------------------------------------------------------------------------------------------------
      __ Tax-qualified Retirement Plan (IRC Section 401)
     1   Type     __ Profit Sharing (05)    __ Assumed/Target Benefit (04)      __ 401 (k) (02) ________
                  __ Money Purchase (06)    __ Defined Benefit Pension (01)     __ Other (10) __________
     2 Plan fiscal  year-end Mo. _____ Day _____ Plan  starting  date  Mo.______
     Yr._____ 3 Is the Plan an American Express  Financial  Advisors  prototype?
     ___ Yes ___ No 4 If Custodial Plan, identify participant  (annuitant) as __
     Employer/Sponsor __ Other participant
------------------------------------------------------------------------------------------------------------------------------------
      __ Other Tax-qualified Plan
     1 Type of Plan __ 403(b)  TSA __  457/Government  (07)
     2 Type of Group a.__ Public schools and universities a.__ State or subdivision
                     b.__ 501(c)(3) Nonprofit
     3   __ This is a TSA Transfer.
         __ This is a TSA Rollover.
         See explanation section on Page 14 for more information.
     4   403(b) participant (owner/annuitant) information
         a    Current annual salary from employer $                     (required)
         b    Employment date ___/___/___  Has employment been continuous?          __ Yes   __ No
         c    Is owner/annuitant covered by employer's retirement plan?    __ Yes   __No
If yes, give name of plan_______________________________________________________
If  contribution  amount  exceeds  20% of net  salary,  a copy  of the  InfoServ
TSA/TSCA  calculation must be attached.
Complete and initial the TSA Disclosure and Acknowledgement on Page 7, Form
38647.




39986 E                                2                                  (7/96)

Section C         Annuity Applied For
--------------------------------------------------------------------------------

Deferred Annuities

__ Flexible Portfolio Annuity (check A or B or C; complete amount)

    __ A. Single payment only: $___________________________
          NOTE: minimum single payment $1,000 TQ, $2,000 NQ

    __ B. Installment payments only: $_________________________annually
         NOTE: minimum $600/year (BAs, PDS, group billing only)

         See instructions on page 14

    __ C. Combination:
         Single payment:  $______________________  with installment payments
                          $___________________  annually

Initial Payment Allocation:                                            Future Payment Allocation
                                                                       (if different from initial)
Capital Resource....................................._________%        Capital Resource..................................._________%
Special Income......................................._________%        Special Income....................................._________%
Moneyshare..........................................._________%        Money Share........................................_________%
Fixed................................................_________%        Fixed.............................................._________%
Managed.............................................._________%        Managed............................................_________%
International Equity................................._________%        International Equity..............................._________%
Aggressive Growth...................................._________%        Aggressive Growth.................................._________%
Global Yield........................................._________%        Global Yield......................................._________%
Income Advantage....................................._________%        Income Advantage..................................._________%
Growth Dimensions...................................._________%        Growth Dimensions.................................._________%
                                          Total must equal 100%                                                Total must equal 100%

Future Payments (Flexible only)

1) Frequency of payment

__ Annually 1/Year             __ Quarterly 4/Year        __ Bifortnightly 13/Year      __ Biweekly 26/Year
__ Semiannually 2/Year         __ Monthly 12/Year         __ Semimonthly 24/Year        __ Weekly 52/Year
__ Other (specify months)      __Jan      __Feb      __March    __April    __May    __June
                               __July     __Aug      __Sept     __Oct      __Nov    __Dec

2) Payments to start* ___/___/___
*Must be at least 30 days from date received in corporate office (if omitted, the corporate office will establish start date)

3) Method of payment

__ Add to existing BA with account no.
__ New BA form 1748 (see Page 13 of application)
__ Add to existing PDS/Employer Billing no.___________________ (contact the employer)
__ New PDS/Employer Billing Form 38188 (see Page 11 of application)
__ Systematic Payout, submit Form F137
__ Other allowed method (see reference manual)


39986 E                                3                                  (7/96)

-------------------------------------------------------------------------------

__ Fixed Retirement Annuity - VP            Single payment $ __________________
     Note: minimum $5,000

-------------------------------------------------------------------------------
__ Other      _________________________________________________________________
              _________________________________________________________________

__ Fixed Immediate Annuity                                                    Required Proof of Age
1)   Single Payment $_________________  Note $5,000 minimum                   Proof of age submitted:
     Monthly payment quoted $_____________________
2)   Payout Option:                                                           __ Copy of birth certificate enclosed or:
     __ Individual annuitant          __ Joint and full to survivor
     __ Joint and 2/3 to survivor     __ Joint and 1/2 to survivor            Submit copies of two (2) of the following when birth
3)   Payout Mode:                                                             certificate is not available:
     __ Nonrefund
     __ Life income with period certain. Circle one: 5  10  15  20 years      __ Baptism certificate
     __ Installment refund (not available with Joint and 2/3 or1/2option)     __ Family record of birth
     __ Term certain only (Mode E) ______ year (5 to 30 years)                __ Confirmation record showing age at time of
4)   Payout checks to start           /     /                                     confirmation
                            -------------------------
                           Month      Day   Year                              __ Marriage certificate
     Note: Must be at least 30 days from received corporate office date.      __ Naturalization record
     __Monthly        __Quarterly     __ Semiannual       __ Annual           __ Passport (at least five years old)
5)   Withholding to apply? __Yes  __ No          If yes, indicate $_______    __ Military discharge papers
6)   __ Direct Deposit. Form 33581 must be submitted and signed by bank official
7)   __ Direct Deposit to account no._______________________
8)   __ Special payee name _________________________________
         Address____________________________________________




























39986 E                                4                                (7/96)

Section D Agreements and Signatures
-------------------------------------------------------------------------------
a) All Annuities ____________ Client's initials

__ Investment Objectives: You understand the investment objectives and risks of the contract(s) for which you are applying. There can be no assurance that such objectives will be achieved. Your risk tolerance for investment is:
     __ Low       __ Medium         __ High

Your specific long-term goals and objectives are:

__ Aggressive Growth       __ Growth with Income              __ Income
__ Growth                  __ Preservation of Principal       __ Tax Deferral
__ Other _______________
          (specify)

__ Earnings: The method for crediting fixed and/or variable earnings for your particular contract has been explained to you. Any interest crediting rates are annual effective rates.
__ Changes: Only officers of the company have the authority to accept any representation or information not contained in this application or to modify any annuity contract or waive any requirement in the application. They must do so in writing. Our representatives do not have the authority to make any changes.
__ Cancellation: You understand the contract provides you with certain cancellation privileges for a period of time from receipt (usually 10 days) under which no surrender charges or fees will be charges by the company.

b) Products ___________________ Clients initials

     Deferred Annuity (Please read all headings, because several categories may apply to your type of contract)

__ You understand that the basic purpose of an annuity is to provide lifetime income at retirement and it should be purchased for this purpose. You understand the benefits and consequences of tax deferral, and are confident that it can work to your advantage. The contract value may be surrendered in full or in part before annuity payments begin, but not after. Surrender of a contract may result in a loss to you because of fees and charges. These fees and charges, including possible surrender charges and state or federal taxes, have been explained to you. They are explained in detail in the contract.
__ You have received the current prospectus(es) for the variable annuity applied for. Investment earnings, values and monthly income benefits based on the performance of a Variable Fund or Variable Account are not guaranteed and may both increase and decrease.
__ We reserve the right to terminate certain installment payment contracts for full value, if in any 36-month period no purchase payments have been received and the amount paid is less than $600.

Immediate Annuity
__ You cannot surrender or take loans from an Immediate Annuity.  Also, there is no death benefit under the nonrefund payout mode.
__ You understand that this transaction is not reversible after the expiration of the free-look period.

IRA Applications
__ You have  received  a copy of Your  Guide to IRAs and  understand  the  terms contained in it.
__ You assume all  responsibility  for any tax  consequences and penalties that
   may  result  from  making   contributions   to,   transactions   with,   and
   distributions from this IRA.

39986 E                                5                                  (7/96)

-------------------------------------------------------------------------------
c) Additional disclosures: (must have client initial)

-------------------------------------------------------------------------------
__ Serial Annuity

Instructions: Complete Section A when applying for any nonqualified deferred annuity; and/or Section B when more than one Fixed Retirement Annuity-VP is being purchased whether nonqualified or tax-qualified.
-------------------------------------------------------------------------------

Section A  ____________ Client's initials

This section discusses current federal tax laws as IDS Life of New York understands them. Federal tax laws and their interpretations may change. The client must initial above indicating that he/she has read and understands the following:

Multiple Contracts (Serial Annuities)

Tax law requires that all nonqualified deferred annuity contracts issued by the same company, to the same policyholder (owner), during a calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

--------------------------------------------------------------------------------

Section B _____________Client's initials

If more than one Fixed Retirement Annuity-VP product is being purchased, the client must initial above and provide the requested information below.

Benefits of Larger Contracts
The single premium Fixed Retirement Annuity-VP provides for crediting interest at a higher rate at certain premium sizes. You may be able to receive a higher interest crediting rate by purchasing one larger contract rather than two or more smaller ones.

Multiple Beneficiaries
More than one beneficiary may be named under a single contract. Each beneficiary has a choice to receive any death benefit as either a lump sum or in the form of annuity payments as provided by the contract.

Reasons:
Your reason(s) for purchasing more than one contract is (are):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Client acknowledges that the representative has reviewed and explained the above information. Client should consult a tax advisor if he/she has questions about the taxation of his/her annuity contract.




39986 E                                6                                  (7/96)

-------------------------------------------------------------------------------

__ Tax-Sheltered Annuity (TSA)                  _______________Client's initials
   Disclosure and Acknowledgment
   (Form 31647)

Effective January 1, 1989, a distribution from a Tax-Sheltered Annuity (TSA) purchased under ss403(b) of the Internal Revenue Code may be made only if the employee/participant has:

1. attained age 591/2; or
2. separated  from the service of the employer  that  purchased  the TSA; or
3. died; or
4. become  disabled,  as defined in Section 72(m)(7) of the Code; or
5. encountered financial hardship within the meaning of Section 403(b) of the Code.

The restriction applies to contributions of deferred salary made after December 31, 1988, and all earnings credited to the contract after that date. The "hardship" exception above is limited to the amount of contributions made and does not apply to any earnings credited to the contract.

The restriction does not apply to any values in the TSA as of December 31, 1988, nor to transfers or exchanges of contract values within the annuity or to another registered variable annuity contract or investment vehicle available through the employer.
--------------------------------------------------------------------------------

Backup Withholding

__ Check here if the IRS has notified that you are subject to backup withholding because of a failure to report all interests and dividends.

__  Check here if you are a tax-exempt payee.

Replacement

__  Is this annuity intended to replace existing annuities or life insurance?
    __ Yes __ No If "Yes", see State Requirements section of the Annuity Reference Manual for required papers.

Certification

__ You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that the names, addresses, Social Security (taxpayer ID) numbers, and backup withholding information provided in this application are true, correct and complete.

__ Release of Information. It is our policy and practice to respect each individual's right to privacy. Releasing limited client information occurs when there us a service we do not provide and believe could meet your specific financial needs. If you object to such release, check here __ .

__ Consolidated Statement

     We periodically send out informational statements, for each of our accounts, which are consolidated into one statement covering all accounts owned by members of the same household. If you don't want this account reported that way, check here __.



39986 E                                7                                 (7/96)

--------------------------------------------------------------------------------

__ Declaration Agreement

     You declare that each of the statements and answers given in this application is true and complete to the best of your knowledge and belief and will be the basis of any annuity issued from this application.

     By signing this application and checking each statement that pertains to your annuity, you understand and acknowledge the above:

Signatures

Signatures of all Annuitants                       x____________________________

                                                   x____________________________

Owner/trustee/plan administrator signature         x____________________________

Other applicant's signature (if required)          x____________________________

Signed at (city) ________________ (state) ______, on (date) _____/_______/______

Advisor's Report
--------------------------------------------------------------------------------

Declaration and signature. You certify that you personally solicited this application and witnessed its signing. The application and this report are complete and accurate to the best of your knowledge and belief.

Are you related to the annuitant/owner? Please state relationship ______________ _______________ (required)

This application __ does    __ does not involve replacement of existing
insurance or annuities.

---------------------                       ---------------   ------------      ----------   (---)-------
Advisor's signature                         Advisor ID        *Compensation    Area Office       Phone
(Set up as client's servicing advisor)                              %
                                            _______________                                      Best time for
                                            Team ID                                              corporate office
______________________                      ________________  ____________      __________       to contact advisor
Joint Advisors signature                    Advisor ID        *Compensation    Area Office       ______________
                                            ----------------        %
                                            Team ID
                                                                                                          Fax no.
*Total percentages must equal 100%.                                                                       (___)_______

__ Junior

Name _______________________________________ No. _______________________________

Send contract to: __ Owner __ Advisor (If sent to advisor, delivery assurance form is required)

Note: Contract will be mailed to owner unless otherwise indicated.


39986 E                                8                                  (7/96)

FLEXIBLE PORTFOLIO ANNUITY
Payment Allocation Instructions and Supplemental Information

NOTE:   Submit  these   allocation   instructions   together  with  the  current
application. This information is provided in connection with my annuity application for the Flexible Portfolio Annuity.

INITIAL PAYMENT ALLOCATION:                                       FUTURE PAYMENT ALLOCATION
                                                                  To be used with Bank Authorization
(FA)   IDS Life of New York Fixed Account        _________%       (FA)   IDS Life of New York Fixed Account        ________%
(CR)   IDS Life Capital Resource Fund            _________%       (CR)   IDS Life Capital Resource Fund            ________%
(SI)   IDS Life Special Income Fund              _________%       (SI)   IDS Life Special Income Fund              ________%
(MS)   IDS Life Moneyshare Fund                  _________%       (MS)   IDS Life Moneyshare Fund                  ________%
(MF)   IDS Life Managed Fund                     _________%       (MF)   IDS Life Managed Fund                     ________%
(IE)   IDS Life International Equity Fund        _________%       (IE)   IDS Life International Equity Fund        ________%
(AG)   IDS Life Aggressive Growth Fund           _________%       (AG)   IDS Life Aggressive Growth Fund           ________%
(GY)   IDS Life Global Yield Fund                _________%       (GY)   IDS Life Global Yield Fund                ________%
(GD)   IDS Life Growth Dimensions Fund           _________%       (GD)   IDS Life Growth Dimensions Fund           ________%
(IA)   IDS Life Income Advantage Fund            _________%       (IA)   IDS Life Income Advantage Fund            ________%
(GI)   AIM Variable Ins. Growth & Income Fund    _________%       (GI)   AIM Variable Ins. Growth & Income Fund    ________%
(NO)   PCM New Opportunities Fund                _________%       (NO)   PCM New Opportunities Fund                ________%
(SC)   Warburg Pincus Trust Small Co. Portfolio  _________%       (SC)   Warburg Pincus Trust Small Co. Portfolio  ________%
(DM)   Templeton Developing Markets Fund         _________%       (DM)   Templeton Developing Markets Fund         ________%
(TV)   TCI Value                                 _________%       (TV)   TCI Value                                 ________%

TOTAL MUST EQUAL 100%                            _________%       TOTAL MUST EQUAL 100%                            ________%

I acknowledge receiving the current prospectus(es) for the Flexible Portfolio Annuity and the underlying mutual funds.


---------------------------------------                 ------------------------
Owner's Name, Please Print                              Date

--------------------------------------------------------------------------------
Owner's Signature

-------------------------------------          ----------------------    -------
Advisor's Signature     Advisor's Number        Area Office Number

---------------------------------- -------------------------------- --------------------------------- ------------------------------
Surrender Charge                   Contract Charge                  Mortality and                     Fund
for Flexible                       for Administration               Expense Risk Fee                  Management Fees
Portfolio Annuity
                                   $30.00 annually. Charge will     1.25% annually on variable        Varies by Fund as described in
   Contract       Surrender        be waived if purchase payments   accounts/subaccounts.             underlying mutual fund
     Year          Charge          made less purchase payments                                        prospectuses.
  1 through 3      7%  (of paymentssurrendered, or the contract
       4           6%              value equals or exceeds
       5           5%              $25,000.
       6           4%
       7           3%
       8           2%
  Thereafter       0%

---------------------------------- -------------------------------- --------------------------------- ------------------------------

38001 A (8/96)                                         (See DCA form on back)

Request for Automated Dollar-Cost Averaging (DCA)

-----------------------------------------
Contract Number
-----------------------------------------     ------------------------------
Contract Owner                                         Taxpayer ID

For Flexible Portfolio Annuity

Transfer money ($50.00 minimum) from each of the accounts shown below. Amounts requested to be transferred from the fixed account are restricted. The maximum Fixed Account transfer amount = current fixed value divided by 12.

TRANSFER FROM:                                                    TRANSFER TO:
(FA)   IDS Life of New York Fixed Account        _________%       (FA)   IDS Life of New York Fixed Account        ________%
(CR)   IDS Life Capital Resource Fund            _________%       (CR)   IDS Life Capital Resource Fund            ________%
(SI)   IDS Life Special Income Fund              _________%       (SI)   IDS Life Special Income Fund              ________%
(MS)   IDS Life Moneyshare Fund                  _________%       (MS)   IDS Life Moneyshare Fund                  ________%
(MF)   IDS Life Managed Fund                     _________%       (MF)   IDS Life Managed Fund                     ________%
(IE)   IDS Life International Equity Fund        _________%       (IE)   IDS Life International Equity Fund        ________%
(AG)   IDS Life Aggressive Growth Fund           _________%       (AG)   IDS Life Aggressive Growth Fund           ________%
(GY)   IDS Life Global Yield Fund                _________%       (GY)   IDS Life Global Yield Fund                ________%
(GD)   IDS Life Growth Dimensions Fund           _________%       (GD)   IDS Life Growth Dimensions Fund           ________%
(IA)   IDS Life Income Advantage Fund            _________%       (IA)   IDS Life Income Advantage Fund            ________%
(GI)   AIM Variable Ins. Growth & Income Fund    _________%       (GI)   AIM Variable Ins. Growth & Income Fund    ________%
(NO)   PCM New Opportunities Fund                _________%       (NO)   PCM New Opportunities Fund                ________%
(SC)   Warburg Pincus Trust Small Co. Portfolio  _________%       (SC)   Warburg Pincus Trust Small Co. Portfolio  ________%
(DM)   Templeton Developing Markets Fund         _________%       (DM)   Templeton Developing Markets Fund         ________%
(TV)   TCI Value                                 _________%       (TV)   TCI Value                                 ________%

FREQUENCY:                                                          WHEN:
How often? (|X| one) If frequency is not noted, transfers will be   Begin transfers on                     ______/______/_____
set up to take place on a monthly basis.                            and end transfers on                   ______/______/_____

__ Annually (1/yr)                 __ Monthly (12/yr)               If no start date is specified, arrangement will be effective on
__ Semiannually (2/yr)             __ Bifortnightly (13/yr)         the date received in the home office or as soon as the contract
__ Every 4 months (3/yr)           __ Semimonthly (24/yr)           allows change to take place. If no end date is specified, DCA
__ Quarterly (4/yr)                __ Biweekly (26/yr)              will continue until you later stop the DCA. If the value of ANY
__ Bimonthly (6/yr)                __ Weekly (52/yr)                of the requested "Transfer From" funds becomes too low to allow a transfer of the requested amount, the DCA will suspend.

AUTHORIZATION AND ACKNOWLEDGMENTS:

I understand the following with respect to my request:
  o If any automated transfer, as scheduled, falls on a date that is not a normal business day, the transfer will be made on the last normal business day preceding such date.
  o Automated transfers and any random transfers are subject to the provisions of my contract, the current prospectus and such other rules as IDS of New York shall establish.
  o No written confirmation of the initial set-up of this request will be sent out, but transactions will appear on the quarterly consolidated statement.
  o I agree to notify IDS Life of New York within 90 days if the requested transactions does not appear.
  o If this request is received by the IDS of New York home office after the requested start date, transfers will begin the following month.

__________________________________                           __________________
Contract Owner's Signature                                   Date
__________________________________                           __________________
Advisor's Name                                               Advisor's Number
(_____)_____________________        ___________________             ____________
Advisor's Telephone Number          Area Office Number           Group ID Number